UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2009

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 3400, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (303) 629-1125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2009, Rancher Energy Corp. (“Rancher Energy”) and GasRock Capital LLC (“GasRock”) entered into a Third Amendment to Term Credit Agreement (“Third Amendment”) that amends certain provisions of the Term Credit Agreement dated as of October 16, 2007 pursuant to which Rancher Energy borrowed $12,240,000 from GasRock, certain provisions of the First Amendment to Term Credit Agreement dated October 22, 2008 and certain provisions of the Second Amendment to Term Credit Agreement dated April 30, 2009.

The Third Amendment extends the maturity date under the Second Amendment from May 8, 2009 to May 13, 2009.

The Third Amendment has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing is qualified by the terms of the Third Amendment as reflected therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1    Third Amendment to Term Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name:	John Works
Title:	President and Chief Executive Officer

Dated:   May 11, 2009

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Third Amendment to Term Credit Agreement.